UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 18, 2014

Asterias Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55046	46-1047971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Constitution Drive
Menlo Park, California 94025
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may, “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements.  Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in periodic reports filed by Asterias Biotherapeutics, Inc. with the Securities and Exchange Commission under the heading “Risk Factors” and other filings that Asterias may make with the Securities and Exchange Commission.  Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change.  Except as required by law, Asterias disclaims any intent or obligation to update these forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on July 18, 2104.  At the meeting our stockholders elected six directors to serve until the next annual meeting and until their successors are duly elected and qualified.  Our stockholders also ratified the Board of Directors’ selection of OUM & Co. LLP as our independent registered public accountants to audit our financial statements for the current fiscal year.  Our stockholders also cast advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation.

There were 6,537,779 shares of Asterias Series A common stock and 23,961,040 shares of Asterias Series B common stock outstanding as of May 22, 2014 entitled to vote at the meeting.  The Series A common stock and Series B common stock voted together as a singled class.  A total of 28,361,119 shares of common stock of both series combined, or approximately 93% of all outstanding shares of common stock of both series combined, were represented at the meeting, either in person or by proxy.  The following tables show the votes cast by our stockholders and any abstentions or non-votes by stockholders who attended but did not vote on the matters presented at the meeting.  There were no broker non-votes on any of the matters.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For
Alfred D. Kingsley	21,823,340
Richard T. LeBuhn	21,823,340
Pedro Lichtinger	21,823,340
Robert W. Peabody	21,823,340
Judith Segall	21,823,340
Michael D. West	21,823,340

6,537,779 shares present at the meeting did not vote in the election of directors.

Ratification of Appointment of Independent Auditors

The appointment of OUM & Co. LLP as our independent registered public accountants for the fiscal year ending December 31, 2014 was ratified by the following vote:

Shares Voted
For	21,823,340
Against	0

6,537,779 shares present at the meeting did not vote on the matter.

Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of our named executive officers by the following vote:

Shares Voted
For	21,823,340
Against	0

6,537,779 shares present at the meeting did not vote on the matter.

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

The results of the non-binding advisory vote on the frequency of the advisory vote on executive compensation were as follows:

Shares Voted
Every year	0
Every two years	21,823,340
Every three years	0

6,537,779 shares present at the meeting did not vote on the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTERIAS BIOTHERAPEUTICS, INC.

Date: July 22, 2014	By:	/s/ Robert W. Peabody
Chief Financial Officer